SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. _______)

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☒	Definitive Proxy Statement
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☐	Soliciting Material pursuant to § 240.14a-11(c) or § 240.14a-12

Emclaire Financial Corp
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EMCLAIRE FINANCIAL CORP

612 MAIN STREET

EMLENTON, PENNSYLVANIA 16373

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF EMCLAIRE FINANCIAL CORP:

Notice is hereby given that the Annual Meeting of Shareholders of Emclaire Financial Corp (the “Corporation”) will be held at 9:00 a.m., local time, on Wednesday, April 22, 2020, at the main office of the Farmers National Bank of Emlenton, 612 Main Street, Emlenton, Pennsylvania 16373, for the following purposes:

1.	To elect four (4) directors to serve for three-year terms and until their successors are duly elected and qualified;

2.	To ratify the selection of Crowe LLP, Certified Public Accountants, as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

3.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only those shareholders of record at the close of business on March 2, 2020 will be entitled to notice of and to vote at the Annual Meeting.

A copy of the Corporation’s Annual Report for the fiscal year ended December 31, 2019 is being mailed with this notice.

To assure that your shares of common stock will be voted at the meeting, please indicate your voting instructions: (i) over the Internet at www.voteproxy.com, (ii) by telephone at 1-800-776-9437, or (iii) by completing and signing the enclosed proxy card and returning it promptly in the enclosed, postage prepaid, addressed envelope. No additional postage is required if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting.

By Order of the Board of Directors,

William C. Marsh
Chairman, President and Chief Executive Officer

March 20, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2020

The proxy materials for the Annual Meeting of Shareholders of Emclaire Financial Corp, including the Proxy Statement and the Corporation’s Annual Report for the fiscal year ended December 31, 2019, are available in the Financial Information section on our website at www.emclairefinancial.com.

PROXY STATEMENT FOR THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD APRIL 22, 2020

GENERAL

Introduction, Date, Place and Time of Meeting

This Proxy Statement is being furnished for the solicitation by the Board of Directors of Emclaire Financial Corp (the “Corporation”), a Pennsylvania business corporation and the bank holding company for the Farmers National Bank of Emlenton (the “Bank”), of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held at the main office of the Bank, 612 Main Street, Emlenton, Pennsylvania 16373, on Wednesday, April 22, 2020, at 9:00 a.m. local time, or at any adjournment or postponement of the annual meeting.

The main office of the Corporation is located at 612 Main Street, Emlenton, Pennsylvania 16373. The telephone number for the Corporation is (844) 767-2311. All inquiries should be directed to William C. Marsh, Chairman, President and Chief Executive Officer. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders of the Corporation on or about March 20, 2020. This Proxy Statement and the Annual Report for the fiscal year ended December 31, 2019 are available in the Financial Information section on our website at www.emclairefinancial.com and www.sec.gov.

How to Vote

Shareholders may vote (i) via the Internet at www.voteproxy.com by following the instructions contained on that website, (ii) by telephone at 1-800-776-9437, (iii) by completing and signing the enclosed proxy card and returning it promptly in the enclosed, postage prepaid, addressed envelope, or (iv) appearing at the annual meeting and voting in person. Proxies properly executed and delivered by shareholders (via the Internet, telephone or by mail as described above) and timely received by us will be voted at the annual meeting in accordance with the instructions contained therein.  If you authorize a proxy to vote your shares over the Internet or by telephone, you should not return a proxy by mail (unless you are revoking your previous proxy).

Solicitation of Proxies

The proxy solicited hereby, if properly voted via the Internet or telephone or signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors as follows: (i) FOR the nominees for director described herein; (ii) FOR the ratification of Crowe LLP, as the Corporation’s independent registered public accounting firm for the year ending December 31, 2020; and (iii) upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting. Execution and return of the enclosed proxy will not affect a shareholder’s right to attend the annual meeting and vote in person.

The cost of preparing, assembling, mailing and soliciting proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers and employees of the Corporation may solicit proxies personally or by telephone without additional compensation. In addition to the use of the mail, certain directors, officers and employees of the Corporation intend to solicit proxies personally, by telephone and by facsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons, and, upon request, the Corporation will reimburse them for their reasonable forwarding expenses.

Quorum

The presence of shareholders, in person or by proxy, entitled to cast at least a majority of the votes which all shareholders are entitled to cast shall constitute a quorum at the annual meeting. Abstentions, broker non-votes, which are discussed below, and votes withheld from director nominees count as “shares present” at the meeting for purposes of determining a quorum.

Voting

At the close of business on March 2, 2020, the voting record date, the Corporation had outstanding 2,708,712 shares of common stock, $1.25 par value per share. Only shareholders of record, at the close of business on the voting record date, will be entitled to notice of and to vote at the annual meeting. Each issued and outstanding share of common stock owned on the record date will be entitled to one vote on each matter to be voted on at the annual meeting, in person or by proxy.

Directors are elected by a plurality of the votes cast with a quorum present. The four nominees for director receiving the most votes of the common stock represented in person or by proxy at the annual meeting will be elected as directors.  The affirmative vote of a majority of the total votes present in person or by proxy is required for approval of the proposal to ratify the appointment of the independent registered public accounting firm.

With regard to the election of directors, you may vote in favor of or withhold authority to vote for one or more nominees for director. Votes that are withheld in connection with the election of one or more nominees for director will not be counted as votes cast for such individuals and accordingly will have no effect. An abstention may be specified on the proposal to ratify the appointment of Crowe LLP as our independent registered public accounting firm for 2020. Abstentions will have the same effect as a vote against this proposal.

Under rules applicable to broker-dealers, the election of directors is considered to be a non-routine matter. Brokerage firms may not vote on non-routine matters in their discretion on behalf of their clients if such clients have not furnished voting instructions. A “broker non-vote” occurs when a broker’s customer does not provide the broker with voting instructions on non-routine matters for shares owned by the customer but held in the name of the broker. For such non-routine matters, the broker cannot vote on the proposal and reports the number of such shares as “non-votes.” Because the election of directors is not considered a routine matter, there potentially can be “broker non-votes” at the annual meeting. Any “broker non-votes” submitted by brokers or nominees in connection with the annual meeting will have no effect on the vote for the election of directors.

Revocation of Proxies and Changing a Vote

A shareholder who votes via the Internet (as described above) or telephone (as described above) or returns a proxy via mail may revoke it at any time before it is voted by: (i) delivering written notice of revocation to Jennifer A. Poulsen, Secretary, Emclaire Financial Corp, 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373, telephone: (844) 767-2311; or (ii) voting in person at the annual meeting after giving written notice to the Secretary of the Corporation. Executing and returning a later-dated proxy, giving written notice of revocation to the Secretary of the Corporation or voting again via the Internet or telephone will revoke an earlier proxy. Only the latest dated proxy, ballot or Internet or telephone proxy submitted by a shareholder prior to the annual meeting will be counted.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2020

The proxy materials for the Annual Meeting of Shareholders of Emclaire Financial Corp, including the Proxy Statement and the Corporation’s Annual Report for the fiscal year ended December 31, 2019, are available in the Financial Information section on our website at www.emclairefinancial.com or www.sec.gov.

PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION’S COMMON STOCK

Persons and groups owning in excess of 5% of the common stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”). The following table sets forth, as of the voting record date, certain information as to the common stock beneficially owned by (i) persons or groups who own more than 5% of the common stock, (ii) the directors of the Corporation, (iii) certain executive officers of the Corporation included in the Summary Compensation Table (which we refer to as “named executive officers”), and (iv) all directors and executive officers of the Corporation as a group. Management knows of no person or group that owned more than 5% of the outstanding shares of common stock at the voting record date.

Name	Amount and Nature of Beneficial Ownership(1)		Percent of Outstanding Common Stock Beneficially Owned
Directors:
Robert L. Hunter	92,243	(2)	3.41%
Henry H. Deible	74,120	(3)	2.74%
Robert W. Freeman	58,852	(4)	2.17%
William C. Marsh	51,489	(5)	1.90%
John B. Mason	40,042		1.48%
Nicholas D. Varischetti	35,143		1.30%
Milissa S. Bauer	34,010	(6)	1.26%
James M. Crooks	29,029	(7)	1.07%
Deanna K. McCarrier	21,455		*
David L. Cox	19,830	(8)	*
Mark A. Freemer	18,100		*
Henry H. Deible II	384		*
Named Executive Officers:
Jennifer A. Poulsen	3,542	(9)	*
Robert A. Vernick	2,153	(10)	*
All directors and executive officers as a group (16 persons)	483,202	(11)	17.84%

____________________________________

*	Represents less than 1% of the outstanding common stock.
(1)

Based upon information provided by the respective beneficial owners and filings with the Securities and Exchange Commission (“SEC”) made pursuant to the 1934 Act. For purposes of this table, pursuant to rules promulgated under the 1934 Act, a person or entity is considered to beneficially own shares of common stock if they directly or indirectly have or share (1) voting power, which includes the power to vote or to direct the voting of the shares, or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person or entity has sole voting power and sole investment power with respect to the indicated shares.

(2)	Of the 92,243 shares beneficially owned by Mr. Hunter, 6,766 shares are owned individually by his spouse.
(3)	Of the 74,120 shares beneficially owned by Mr. Deible, 34,254 shares are owned jointly with his spouse and 7,165 shares are held by an entity owned and controlled by Mr. Deible.
(4)	Of the 58,852 shares beneficially owned by Mr. Freeman, 1,675 shares are owned individually by his spouse.
(5)	Of the 51,489 shares beneficially owned by Mr. Marsh, 3,289 shares are held in the Corporation's 401(k) Plan.
(6)

Of the 34,010 shares beneficially owned by Ms. Bauer, 6,778 shares are owned jointly with her spouse, 13,055 shares are owned individually by her spouse and 100 shares are owned individually by her son.

(7)	Of the 29,029 shares beneficially owned by Mr. Crooks, 3,273 shares are owned jointly with his spouse and 635 shares are owned individually by his spouse.
(8)	Of the 19,830 shares beneficially owned by Mr. Cox, 18,330 are owned jointly with his spouse and 500 shares are owned individually by his spouse.
(9)	Of the 3,542 shares beneficially owned by Ms. Poulsen, 1,775 shares are held in the Corporation's 401(k) Plan.
(10)	Of the 2,153 shares beneficially owned by Mr. Vernick, 1,642 shares are held in the Corporation's 401(k) Plan.
(11)	Of the 483,202 shares beneficially owned by all directors and officers as a group, 9,066 shares are held in the Corporation's 401(k) Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Corporation’s common stock is registered pursuant to Section 12(b) of the 1934 Act. The officers and directors of the Corporation and beneficial owners of greater than 10% of the common stock are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the common stock. Based on the Corporation’s review of such ownership reports, to the Corporation’s knowledge, no executive officer, director, or 10% beneficial owner of the Corporation failed to file such ownership reports on a timely basis for the fiscal year ended December 31, 2019, except that Deanna K. McCarrier, a director, filed late three Form 4's with respect to the purchases of 320 shares of common stock in May 2019, 315 shares of common stock in May 2019 and 310 shares of common stock in June 2019.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

The Corporation has a classified Board of Directors with staggered three-year terms of office. In a classified board, the directors are generally divided into separate classes of equal number. The terms of the separate classes expire in successive years. Thus, at each annual meeting of shareholders, successors to the class of directors whose term then expires are to be elected to hold office for a term of three years, so that the office of one class will expire each year.

A majority of the members of our Board of Directors are independent based on an assessment of each member’s qualifications by the Board, taking into consideration the NASDAQ Stock Market’s requirements for independence. The Board of Directors has concluded that Directors Bauer, Cox, Crooks, Deible, Deible II, Freeman, Freemer, Hunter, Mason, McCarrier and Varischetti do not have any material relationships with the Corporation that would impair their independence. Each of such directors will be re-nominated for an additional term, subject to the fiduciary duties of the Board of Directors and any applicable eligibility requirements set forth in the Corporation’s or the Bank’s, as the case may be, articles of incorporation, bylaws, or nominating and corporate governance committee guidelines, or any applicable law, rule, regulation or listing standard. There are no other arrangements or understandings between the Corporation and any other person pursuant to which such person has been elected a director. Shareholders of the Corporation are not permitted to cumulate their votes for the election of directors.

Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below. If the person named as nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will vote for one or more replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as a director if elected. Any vacancy occurring on the Board of Directors of the Corporation for any reason may be filled by a majority of the directors then in office until the expiration of the term of office of the class of directors to which he or she was appointed. Ages are reflected as of December 31, 2019.

Nominees for Director for Three-Year Term Expiring 2023

		Principal Occupation	Director Since
Name	Age	for Past Five Years	Bank/Corporation

James M. Crooks	67

Owner, F.L. Crooks Clothing Company, Inc. As a business owner in the Corporation's market area as well as his many years of service as a director of the Corporation, Mr. Crooks is well qualified to serve as a director.

			2004/2004

Robert W. Freeman	62	Partner, Beaconfield Consulting Group, LLC. Based on Mr. Freeman's past employment experiences and financial and technological background, he is well qualified to serve as a director.	2015/2015

Robert L. Hunter	78

Retired Chairman of: Hunter Truck Sales & Service, Inc.; Hunter Leasing, Inc.; Hunter Keystone Peterbilt, LLP; Hunter Erie Truck Sales LLP; Hunter Jersey Peterbilt, LLC; Hunter Services Inc. As a business owner in the Corporation's market area as well as his many years of service as a director of the Corporation, Mr. Hunter is well qualified to serve as a director.

			1974/1989

John B. Mason	71

President, H. B. Beels & Son, Inc. As a former business owner in the Corporation's market area as well as his many years of service as a director of the Corporation, Mr. Mason is well qualified to serve as a director.

			1985/1989

The Board of Directors recommends that you vote “FOR” for each of the nominees for director.

Members of the Board of Directors Continuing in Office

Directors Whose Terms Expire in 2021

		Principal Occupation	Director Since
Name	Age	for Past Five Years	Bank/Corporation

Milissa S. Bauer	57

Executive Vice President of Kriebel Companies and President of Z Train Corporation. As a business executive in the Corporation's market area as well as extensive involvement with various business and civic organizations in the communities that the Corporation operates, Ms. Bauer is well qualified to serve as a director.

			2015/2015

Henry H. Deible	65

Former President and Chief Executive Officer of Community First Bancorp, Inc., Owner of Northern Horizons, LLC and Owner/Partner of Forestland Investments, LLC and Sustainable Forestry Consultants, LLC. As a business executive in the Corporation's market area and with his extensive prior service in community banking, Mr. Deible provides the Board with valuable knowledge and experience and is well qualified to serve as a director.

			2018/2018

Deanna K. McCarrier	56

Owner, McCarrier, CPAs. Ms. McCarrier is a certified public accountant. As a business owner in the Corporation's market area as well as involvement with various business and civic organizations in the communities that the Corporation operates, Ms. McCarrier is well qualified to serve as a director.

			2016/2016

Nicholas D. Varischetti	36

Attorney with Burns White and Partner in Varischetti Holdings, LP. Based on Mr. Varischetti's legal background, business ownership within the Corporation's market area and involvement with various business and civic organizations, he is well qualified to serve as a director.

			2015/2015

Directors Whose Terms Expire in 2022

		Principal Occupation	Director Since
Name	Age	for Past Five Years	Bank/Corporation

David L. Cox	69

Retired, former Chairman, President and Chief Executive Officer of the Bank and the Corporation. Mr. Cox's prior service as Chairman, President and Chief Executive Officer as well as his subsequent years of service as a director provide the Board with valuable knowledge and experience.

			1991/1991

Henry H. Deible II	37

Owner and President of Forestland Investments, LLC and Owner and Forester for Sustainable Forestry Consultants, LLC. As a business executive in the Corporation's market area as well as previous experience as a director of a community banking institution, Mr. Deible is well qualified to serve as a director.

			2018/2018

Mark A. Freemer	60

Chief Financial Officer for Varischetti Holdings, LP. Mr. Freemer is a certified public accountant. As a business executive in the Corporation's market area as well as his many years of service as a director of the Corporation and his public accounting experience, Mr. Freemer is well qualified to serve as a director.

			2004/2004

William C. Marsh	53

Chairman, President and Chief Executive Officer of the Bank and the Corporation. Mr. Marsh is a certified public accountant. Mr. Marsh's positions as Chairman, President and Chief Executive Officer, his extensive involvement with and background in the banking industry and involvement in business and civic organizations in the communities that the Corporation operates, as well as his prior accounting background provide the Board valuable insight regarding the business and operations of the Corporation.

			2006/2006

Board Leadership Structure and Risk Oversight

Board Leadership Structure. Since the Corporation was founded in 1989, the Corporation has employed a traditional board leadership model, with our Chief Executive Officer also serving as Chairman of our Board of Directors. We believe this traditional leadership structure benefits the Corporation. A combined Chairman and Chief Executive Officer role helps provide strong, unified leadership for our management team and Board of Directors. William C. Marsh has served as our Chairman and Chief Executive Officer since January 1, 2009. Prior to becoming Chairman and Chief Executive Officer, Mr. Marsh served as Executive Vice President and Chief Financial Officer of the Corporation beginning in 2006. Our Board of Directors is currently comprised of twelve directors of which eleven, or a majority, are independent directors. The board has three standing committees with separate chairs—the audit, executive and human resources committees. The audit committee and human resources committee are led by independent directors and our executive committee is comprised of a majority of independent directors. We do not have a lead independent director position. The Board has reviewed our Corporation’s current Board leadership structure in light of the composition of the Board, the Corporation’s size, the nature of the Corporation’s business, the regulatory framework under which the Corporation operates, the Corporation’s shareholder base, the Corporation’s peer group and other relevant factors, and has determined that a combined Chairman and Chief Executive Officer position, is currently the most appropriate Board leadership structure for our Corporation. The Board noted the following factors in reaching its determination:

•	The Board acts efficiently and effectively under its current structure, where the Chief Executive Officer also acts as Chairman.
•

A combined Chairman and Chief Executive Officer is in the best position to be aware of major issues facing the Corporation on a day-to-day and long-term basis, and is in the best position to identify key risks and developments facing the Corporation to be brought to the Board’s attention.

•	A combined Chairman and Chief Executive Officer position eliminates the potential for confusion and duplication of efforts, including among employees.
•

A combined Chairman and Chief Executive Officer position eliminates the potential for confusion as to who leads the Corporation, providing the Corporation with a single public “face” in dealing with shareholders, employees, regulators, analysts and other constituencies.

Risk Oversight. The Board’s role in the Corporation’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Corporation, including operational, financial, legal and regulatory, and strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the appropriate “risk owner” within the organization to enable it to understand our risk identification, risk management and risk mitigation strategies. When a committee receives the report, the Chairman of the relevant committee reports on the discussion to the full Board during the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Directors Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of shareholders, all directors are expected to attend the Corporation’s annual meeting of shareholders. All twelve directors of the Corporation at the time attended the Corporation’s 2019 annual meeting of shareholders.

Committees and Meetings of the Corporation and the Bank

During 2019, the Board of Directors of the Corporation held nine regular meetings and three special meetings, and the Board of Directors of the Bank held 13 regular meetings and one special meeting. Each of the directors attended at least seventy-five percent (75%) of the combined total number of meetings of the Corporation’s Board of Directors and of the committees on which they serve.

Membership on Certain Board Committees. The Board of Directors of the Corporation has established an audit committee, executive committee, human resources committee and a nominating and corporate governance committee. The human resources committee functions as the Corporation’s compensation committee.

The following table sets forth the membership of such committees as of the date of this proxy statement.

Nominating
			Human	and Corporate
Directors	Audit	Executive	Resources	Governance
Milissa S. Bauer	*
David L. Cox		*		*
James M. Crooks	*
Henry H. Deible	*		*	*
Henry H. Deible II
Robert W. Freeman		*	*
Mark A. Freemer	**	*	*	*
Robert L. Hunter	*	*	*	**
William C. Marsh		**
John B. Mason		*	*	*
Deanna C. McCarrier	*	*	**
Nicholas D. Varischetti	*		*

_________________________________

*	Member
**	Chairman

Audit Committee. The audit committee of the Board is composed of six members and operates under a written charter adopted by the Board of Directors. During 2019, the audit committee consisted of Directors Freemer (Chairman), Bauer, Crooks, Deible, Hunter, McCarrier and Varischetti. The Board of Directors has identified Mark A. Freemer as an audit committee financial expert. The audit committee met four times in 2019. The Board of Directors has determined that each committee member is “independent,” as defined by Corporation policy, SEC rules and the NASDAQ listing standards.

The audit committee charter adopted by the Board sets forth the responsibilities, authority and specific duties of the audit committee. The full text of the audit committee charter is available on our website at www.emclairefinancial.com. Pursuant to the charter, the audit committee has the following responsibilities:

•	To monitor the preparation of quarterly and annual financial reports;
•	To review the adequacy of internal control systems and financial reporting procedures with management and independent auditors; and
•	To review the general scope of the annual audit and the fees charged by the independent auditors.

Human Resources Committee. The human resources committee of the Board functions as the compensation committee and has the responsibility to evaluate the performance of and determine the compensation for the Chairman of the Board, President and Chief Executive Officer of the Corporation, to approve the compensation structure for senior management and the members of the Board of Directors, to review the Corporation’s salary administration program and to review and administer the Corporation’s bonus plans, including the management incentive program.

The human resources committee, which is currently composed entirely of independent directors, administers the Corporation’s executive compensation program. In 2019, the members of the human resources committee consisted of Directors McCarrier (Chairman), Deible, Freeman, Freemer, Hunter, Mason and Varischetti. All of the members meet all of the independence requirements under the listing requirements of the NASDAQ Stock Market.

The human resources committee is committed to high standards of corporate governance. The human resources committee’s charter reflects the foregoing responsibilities and commitment, and the human resources committee and the Board will periodically review and revise the charter, as appropriate. The full text of the human resources committee charter is available on our website at www.emclairefinancial.com. The human resources committee’s membership is determined by the Board. There were five meetings of the full human resources committee in 2019.

The human resources committee has exercised exclusive authority over the compensation paid to the Corporation’s Chairman of the Board, President and Chief Executive Officer and reviews and approves salary increases and bonuses for the Corporation’s other executive officers as prepared and submitted to the human resources committee by the Chairman of the Board, President and Chief Executive Officer. Although the human resources committee does not delegate any of its authority for determining executive compensation, the human resources committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the human resources committee.

Nominating and Corporate Governance Committee. The Corporation has established a nominating and corporate governance committee to identify and recommend to the full Board of Directors the selection of qualified individuals to serve as Board members, recommend to the full Board director nominees for each annual meeting of shareholders, review existing corporate governance documents, establish corporate governance principles applicable to the Corporation and to govern the conduct of the Board and its members, and review nominations for director submitted by shareholders. During 2019, the members of this committee were Messrs. Hunter (Chairman), Cox, Deible, Freemer and Mason. Each of these persons is independent within the meaning of the rules of the NASDAQ Stock Market. The nominating and corporate governance committee operates pursuant to a written charter, which can be viewed on our website at www.emclairefinancial.com. The nominating and corporate governance committee met one time in connection with the nominations for the election of directors at the annual meeting.

The nominating and corporate governance committee considers candidates for director suggested by its members and other directors, as well as management and shareholders. The nominating and corporate governance committee also may solicit prospective nominees. The committee will also consider whether to nominate any person nominated pursuant to the provision of our bylaws relating to shareholder nominations. The nominating and corporate governance committee has the authority and ability to retain a search firm to identify or evaluate potential nominees if it so desires.

The charter of the nominating and corporate governance committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

Once the nominating and corporate governance committee has identified a prospective nominee, the committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the committee with the recommendation of the prospective candidate, as well as the committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others.

Section 10.1 of our bylaws governs shareholder nominations for election to the Board of Directors and requires all nominations for election to the Board of Directors by a shareholder to be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholders’ notice must be received by the Corporation no later than 60 days prior to the annual meeting called for the election of directors. Each written notice of a shareholder nomination must set forth certain information specified in the bylaws. Any nomination of any person not made in compliance with the procedures set forth in the bylaws shall be disregarded by the presiding officer of the meeting and any votes for such nominee shall be disregarded.

Executive Officers Who are Not Directors

Set forth below is information with respect to the principal occupations during at least the last five years for the current executive officers of the Corporation who do not serve as directors. All executive officers of the Corporation are elected annually by the Board of Directors and serve at the discretion of the Board. There are no arrangements or understandings between the executive officers and the Corporation and any person pursuant to which such persons have been selected officers. Ages are reflected as of December 31, 2019.

Jennifer A. Poulsen, age 50. Ms. Poulsen is Secretary of the Corporation and Senior Vice President and Chief Operating Officer of the Bank. Ms. Poulsen was appointed Assistant Secretary in 2018 and has served in her role at the Bank since October 2011.

Robert A. Vernick, age 53. Mr. Vernick is Senior Vice President and Chief Lending Officer of the Bank, a position he has held since July 2012.

Amanda L. Engles, age 41. Ms. Engles is Treasurer and Chief Financial Officer of the Corporation and Senior Vice President and Chief Financial Officer of the Bank, positions she has held since July 2017. Ms. Engles previously served as Principal Accounting Officer and Secretary of the Corporation as well as Vice President and Controller of the Bank since October 2007. She previously served as Treasurer of the Corporation from October 2007 through August 2010.

Eric J. Gantz, age 33. Mr. Gantz is Senior Vice President and Chief Credit Officer of the Bank, a position he has held since April 2019.  Mr. Gantz previously served as Vice President and Senior Credit Officer from September 2018 through April 2019, Assistant Vice President and Senior Risk Analyst from September 2017 through September 2018 and Assistant Vice President and Senior Credit Analyst from August 2014 through September 2017.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Corporation or its subsidiaries for services rendered in all capacities during the past two years to our principal executive officer as well as our two other highest compensated executive officers in 2019 (who we refer to as “named executive officers”).

				Non-equity	All
			Stock	Incentive Plan	Other
Name and Principal Position	Year	Salary	Awards (1)	Compensation (2)	Compensation (3)	Total
William C. Marsh, Chairman,	2019	$375,687	$127,510	$74,354	$48,314	$625,864
President and Chief Executive Officer	2018	357,797	123,600	139,405	44,956	665,758

Jennifer A. Poulsen, Senior Vice President,	2019	188,496	46,650	24,871	11,675	271,692
Secretary and Chief Operating Officer	2018	179,520	46,350	46,630	11,181	283,681

Robert A. Vernick, Senior Vice President,	2019	173,250	46,650	22,859	12,176	254,935
Chief Lending Officer	2018	168,100	15,450	43,663	11,489	238,702

___________________________________

(1)

Reflects the grant date fair value, computed in accordance with FASB ASC Topic 718, for stock awards granted in 2019 and 2018 pursuant to the 2014 Stock Incentive Plan adopted in 2014. For a description of the assumptions used for purposes of determining grant date fair value, see Note 14 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.

(2)	Amounts presented for a fiscal year were paid in the next year for performance pursuant to the Corporation's Incentive Compensation Plan.
(3)

Includes (i) director’s fees from the Corporation and the Bank totaling $30,000 for 2019 for Mr. Marsh and (ii) matching amounts and discretionary profit sharing contributions made under the Corporation’s 401(k) plan for all the named executive officers.

Outside Compensation Consultants

Periodically, the Corporation retains a compensation consulting firm to review its compensation structure. The Corporation retained McLagan Partners, Inc. in 2019 and 2018 to assist the human resources committee in setting compensation levels. The human resources committee considered the consultants to be independent and concluded that the consultants had no conflicts of interest with respect to the engagements. The consultants' reviewed the Corporation’s compensation practices and compared them with compensation practices of institutions similar in size and performance to the Corporation. The human resources committee considered the consultants' reviews of compensation levels in establishing the compensation amounts of the Corporation’s President and Chief Executive Officer and Board of Directors.

Pension Plan

The Bank previously maintained a defined benefit pension plan for all eligible employees which was frozen in 2013. An employee became vested in the plan after three years. Upon retirement at age 65, a terminated participant is entitled to receive a monthly benefit. Prior to a 2002 amendment to the plan, the benefit formula was 1.1% of average monthly compensation plus 0.4% of average monthly compensation in excess of $675 multiplied by years of service. In 2002, the plan was amended to change the benefit structure to a cash balance formula under which the benefit payable is the actuarial equivalent of the hypothetical account balance at normal retirement age. However, the benefits already accrued by the employees prior to the amendment were not reduced. In addition, the prior benefit formula continued through December 31, 2012, as a minimum benefit. The Bank amended the defined benefit pension plan to freeze the benefits under the plan effective as of April 30, 2013, with no additional benefits to accrue after such date.

401(k) Plan

The Corporation maintains a defined contribution 401(k) plan. Employees are eligible to participate by providing tax-deferred contributions up to 20% of qualified compensation. Employee contributions are vested at all times. The Corporation provides a matching contribution of up to 4% of the participant’s salary. The Corporation may also make, at the sole discretion of its Board of Directors, a profit sharing contribution.

Supplemental Retirement Agreements

The Bank maintains Supplemental Executive Retirement Plan Agreements (the “SERPs”) with William C. Marsh, Chairman, President and Chief Executive Officer of the Corporation and the Bank, Jennifer A. Poulsen, Secretary of the Corporation and Senior Vice President and Chief Operating Officer of the Bank and Robert A. Vernick, Senior Vice President and Chief Lending Officer of the Bank as well as other officers. The SERPs are periodically amended to conform to the current salary levels of the officers.

The SERPs are non-qualified defined benefit plans and are unfunded. The SERPs have no assets, and the benefits payable under the SERPs are not secured. The SERP participants are general creditors of the Bank in regards to their vested SERP benefits. The SERPs provide for retirement benefits upon reaching age 65, and the participants become vested in their benefits up until their normal retirement age. Upon attaining normal retirement age, Mr. Marsh, Ms. Poulsen and Mr. Vernick would be entitled to receive an annual payment of $110,000, $56,500 and $36,000, respectively, payable in equal monthly installments each year for a 20-year period under the SERPs, as amended.

Each of the SERPs provide that in the event of a change in control of the Corporation or the Bank (as defined in the agreements), the executive will receive their supplemental retirement benefits in a lump sum payment if the change in control occurs before the executive’s employment is terminated and before the executive reaches normal retirement age. If a change in control had occurred on December 31, 2019, Mr. Marsh, Ms. Poulsen and Mr. Vernick would have been entitled to lump sum payments of $898,629, $392,481 and $265,966, respectively. Such payments could be limited if they are deemed “parachute payments” under Section 280G of the Internal Revenue Code, as amended.

The SERPs prohibit the executives from competing against the Bank or soliciting customers or employees of the Bank for a period of three years following a termination of employment if such termination occurs prior to a change in control.  If the executives are still employed at the time of a change in control, the SERPs impose non-compete and non-solicitation provisions on Ms. Poulsen and Mr. Vernick for a period of six months following the change in control.  An existing employment agreement imposes non-compete and non-solicitation provisions on Mr. Marsh for a period of 12 months following a change in control.

Employment and Change in Control Agreements

The Corporation and the Bank maintain an employment agreement with William C. Marsh to serve as Chairman, President and Chief Executive Officer. The current term of the agreement expires on December 31, 2020 and will renew for successive one-year periods each January 1 unless notice to the contrary is provided at least 30 days prior to the renewal. The agreement also provides that if the executive is terminated by the Corporation or the Bank for other than cause, disability, retirement or the executive’s death or the executive terminates employment for good reason (as defined in the agreement) after a change in control of the Corporation or the Bank, then Mr. Marsh will be entitled to the payment of a lump sum cash severance amount equal to three times his average annual compensation (as defined in the agreement) during the five calendar years preceding the year of termination, the continuation of his insurance benefits for up to 36 months and a lump sum cash payment equal to the projected cost of providing certain other benefits for 36 months, provided that such payments will be limited if they are deemed “parachute payments” under Section 280G of the Internal Revenue Code as amended. The employment agreement imposes non-compete and non-solicitation provisions on Mr. Marsh for a period of 18 months if his employment is terminated prior to a change in control and for a period of 12 months if his employment is terminated concurrently with or following a change in control.

The Corporation and the Bank maintain change in control agreements with Jennifer A. Poulsen and Robert A. Vernick.  The change in control agreements currently expire on December 31, 2020, and the term will renew for successive one-year periods each January 1 unless notice to the contrary is provided at least 30 days prior to the renewal. If a change in control occurs during the term of the agreements at a time when there is less than one year remaining in the term, then the remaining term of the agreements will be automatically extended until the one-year anniversary of the completion of the change in control.

The change in control agreements for Ms. Poulsen and Mr. Vernick provide that if the executive is terminated by the Corporation or the Bank (or any successor) within 24 months subsequent to a change in control of the Corporation or the Bank for other than cause, disability, retirement or the executive’s death or the executive terminates employment for good reason (as defined in the agreement) after a change in control of the Corporation or the Bank, then the executive will be entitled to the payment of a lump sum cash severance amount equal to two times the executive’s highest annual compensation (as defined in the agreement) during the year of termination or either of the two preceding calendar years, the continuation of the executive’s insurance benefits for up to 24 months and a lump sum cash payment equal to the projected cost of providing certain other benefits for 24 months, provided that such payments will be limited if they are deemed “parachute payments” under Section 280G of the Internal Revenue Code as amended. The Corporation and the Bank have entered into similar change in control agreements with other officers.

Outstanding Equity Awards at Fiscal Year-End

The following tables set forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to the number of restricted stock awards held as of December 31, 2019. All awards were granted pursuant to the Corporation’s 2014 Stock Incentive Plan adopted in 2014 and approved by shareholders at the 2014 annual meeting.

	Stock Awards
Name	Number of Shares of Stock Not Vested	Market Value of Shares of Stock Not Vested (1)	Vesting Date
William C. Marsh	4,000	$130,120	12/08/2020
William C. Marsh	4,000	130,120	12/07/2021
William C. Marsh	4,100	133,373	12/06/2022
Jennifer A. Poulsen	1,500	48,795	12/08/2020
Jennifer A. Poulsen	1,500	48,795	12/07/2021
Jennifer A. Poulsen	1,500	48,795	12/06/2022
Robert A. Vernick	750	24,398	12/08/2020
Robert A. Vernick	500	16,265	12/07/2021
Robert A. Vernick	1,500	48,795	12/06/2022

__________________________________

(1) Based upon the fair market value of a share of common stock of the Corporation as of December 31, 2019.

Certain Transactions

Other than as set forth below, there have been no material transactions, proposed or consummated, between the Corporation and the Bank with any director or executive officer of the Corporation or the Bank, or any associate of the foregoing persons.

The Bank, like many financial institutions, has followed a written policy of granting various types of loans to officers, directors, and employees and under such policy grants a discount of 100 basis points on loans extended to all employees, including executive officers. With the exception of such policy, all loans to executive officers and directors of the Corporation and the Bank have been made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Bank, and do not involve more than the normal risk of collectibility nor present other unfavorable features. All such loans are approved by the Board of Directors.

The following table presents a summary of loans in excess of $120,000 with preferential pricing (100 basis point discount) extended by the Bank to any of the Corporation’s directors, executive officers or immediate family members of such individuals. In addition, the Corporation had three directors and one executive officer whose loans totaled more than $120,000 at December 31, 2019, however in these instances the loans made with preferential pricing did not exceed $120,000.

		Year	Highest Principal Balance During	Balance	Amount Paid During Year		Interest
Name and Position	Type	Made	Year	12/31/19	Principal	Interest	Rate
David L. Cox, Director	Residential Mortgage	2010	$141,138	$137,448	$3,690	$6,888	4.63%

Director Compensation

During 2019, directors received $1,750 per month for their services as a director of the Bank and $750 for attendance at board meetings. The Chairmen of each committee received an additional $200 per month for their services as Committee Chairmen. No additional compensation is paid for service as a director of the Corporation. In addition, non-employee directors received $400 for each Bank committee meeting that they attended during 2019.

The following table sets forth information concerning compensation paid or accrued by the Corporation and the Bank to each member of the Board of Directors with the exception of named executive officers reported within the Summary Compensation Table during the year ended December 31, 2019.

	Fees Earned	Stock	All Other
Name	or Paid in Cash	Awards (1)	Compensation (2)	Total
Milissa S. Bauer	$39,200	$19,518	$-	$58,718
David L. Cox	42,000	19,518	26,000	87,518
James M. Crooks	42,350	19,518	-	61,868
Henry H. Deible	32,450	19,518	-	51,968
Henry H. Deible II	37,600	19,518	-	57,118
Robert W. Freeman	37,150	19,518	-	56,668
Mark A. Freemer	39,150	19,518	-	58,668
Robert L. Hunter	36,000	19,518	-	55,518
John B. Mason	43,150	19,518	-	62,668
Deanna K. McCarrier	38,750	19,518	-	58,268
Nicholas D. Varischetti	33,950	19,518	-	53,468

______________________________________

(1)

Reflects the grant date fair value, computed in accordance with FASB ASC Topic 718, for stock awards granted in 2019 pursuant to the 2014 Stock Incentive Plan adopted in 2014. For a description of the assumptions used for purposes of determining grant date fair value, see Note 14 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2019. Directors Bauer, Cox, Crooks, Freeman, Freemer, Hunter, Mason, McCarrier and Varischetti have a total of 1,600 stock awards of which 500 vest on December 8, 2020, 500 vest on December 7, 2021 and 600 vest on December 6, 2022, respectively. Directors Deible and Deible II have a total of 1,100 stock awards of which 500 vest on December 7, 2021 and 600 vest on December 6, 2022.

(2)	Reflects amounts distributed under the Corporation’s Supplemental Retirement Agreement for Director Cox.

REPORT OF THE AUDIT COMMITTEE

In discharging its oversight responsibility, the audit committee has met and held discussions with management and Crowe LLP, the independent auditors for the Corporation. Management represented to the audit committee that all consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management and the Corporation, and has received and discussed with the independent auditors the matters in the written disclosures required by the Independence Standards Board and as required under the Sarbanes-Oxley Act of 2002, including considering the permissibility of non-audit services with the auditors’ independence.

The audit committee also obtained from the independent auditors a formal written statement describing all relationships between the Corporation and Crowe LLP that bear on the auditors’ independence consistent with the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. The audit committee discussed with the independent auditors any relationships that may impact the firm’s objectivity and independence and satisfied itself as to the auditors’ independence.

Based on these discussions and reviews, the audit committee recommended that the Board of Directors approve the inclusion of the Corporation’s audited consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC.

Respectfully submitted by the members of the audit committee of the Board of Directors:

Mark A. Freemer, Chairman

Milissa S. Bauer

James M. Crooks

Henry H. Deible

Robert L. Hunter

Deanna K. McCarrier

Nicholas D. Varischetti

 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Board of Directors of the Corporation has appointed Crowe LLP, Certified Public Accountants, to perform the audit of the Corporation's consolidated financial statements for the year ending December 31, 2020, and has further directed that the selection of Crowe as the Corporation’s independent registered public accounting firm be submitted for ratification by the shareholders at the annual meeting. The Corporation has been advised by Crowe that neither the firm nor any of its associates has any relationship with the Corporation other than the usual relationship that exists between independent public accountants and clients. Crowe will have a representative at the annual meeting who will have an opportunity to make a statement, if he or she so desires, and who will be available to respond to appropriate questions.

Vote Required; Effect

Unless instructed to the contrary, it is intended that proxies will be voted for the ratification of the selection of Crowe, as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Ratification of Crowe as the Corporation’s independent registered public accounting firm will require the affirmative vote of a majority of the shares of common stock present in person or by proxy at the annual meeting.

Recommendation of the Board of Directors

The Board of Directors recommends that shareholders vote "FOR" the ratification of the appointment by the audit committee of the Board of Directors of Crowe LLP as the Corporation's independent registered public accounting firm for the year ending December 31, 2020.

It is understood that even if the selection of Crowe is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the best interest of the Corporation and its shareholders.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The audit committee of the Board of Directors has appointed Crowe LLP as the independent registered public accounting firm to audit the Corporation’s financial statements for the year ending December 31, 2020. In evaluating whether to appoint Crowe to perform the audit of the Corporation’s financial statements for the year ending December 31, 2020, the audit committee considered the compatibility of the non-audit services provided to the Corporation by Crowe in 2019 described below on the independence of Crowe from the Corporation.

In addition to performing customary audit services related to the audit of the Corporation’s financial statements, Crowe LLP will assist the Corporation with the preparation of its federal and state tax returns and will perform required retirement plan audits, charging the Corporation for such services at its customary hourly billing rates.

The audit committee selects the Corporation’s independent registered public accounting firm and separately pre-approves all audit services to be provided by it to the Corporation. The audit committee also reviews and separately pre-approves all audit-related, tax and all other services rendered by our independent registered public accounting firm in accordance with the audit committee’s charter and policy on pre-approval of audit-related, tax and other services. In its review of these services and related fees and terms, the audit committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.

During 2019, each new engagement of the independent registered public accounting firm was approved in advance by the audit committee, and none of those engagements made use of the de minimus exception to pre-approval contained in the SEC’s rules.

Auditor Fees

The following table sets forth the aggregate fees paid by us to Crowe for professional services rendered in connection with the audit of the Corporation’s consolidated financial statements for 2019 and 2018, as well as the fees paid for audit-related services, tax services and all other services rendered by Crowe in 2019 and 2018.

		2019	2018
Audit fees	(1)	$122,000	$165,000
Audit-related fees	(2)	26,000	40,500
Tax fees		48,201	32,381
Total		$196,201	$237,881

_________________________________

(1)

The audit fees include only fees that are customary under generally accepted auditing standards and are the aggregate fees the Corporation incurred for professional services rendered for the audit of the Corporation’s annual financial statements for fiscal years 2019 and 2018 and the reviews of the financial statements included in the Corporation’s Quarterly Reports on Forms 10-Q for fiscal years 2019 and 2018.

(2)

The audit-related fees include audits of the Corporation’s benefit plans for both years. In addition, 2018 audit-related fees include fees paid for services rendered associated with the Corporation's Registration Statement on Form S-4 filed in connection with the acquisition of Community First Bancorp, Inc. These audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements.

ANNUAL REPORT

A copy of the Corporation’s Annual Report for its fiscal year ended December 31, 2019, is being mailed with this Proxy Statement and is available over the Internet at www.emclairefinancial.com. Such Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

SHAREHOLDER PROPOSALS

Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the SEC, wishes to submit a proposal for inclusion in the Corporation’s proxy statement for its 2021 Annual Meeting of Shareholders to be held in April 2021 must deliver such proposal in writing to the Secretary of Emclaire Financial Corp at the principal executive offices of the Corporation at 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373, no later than November 20, 2020.

Under the Corporation’s current bylaws, business proposal nominations for directors other than those to be included in the Corporation’s proxy materials following the procedures described in Rule 14a-8 under the 1934 Act, may be made by shareholders entitled to vote at the meeting if notice is timely given and if the notice contains the information required by the bylaws. Nominations must be received no less than sixty (60) days prior to the annual meeting.

In the event the Corporation receives notice of a shareholder proposal to take action at next year’s annual meeting of shareholders that is not submitted for inclusion in the Corporation’s proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Corporation to its shareholders intend to exercise their discretion to vote on the shareholder proposal in accordance with their best judgment.

SHAREHOLDER COMMUNICATION WITH THE BOARD

The Corporation does not have a formal procedure for shareholder communication with its Board of Directors. In general, officers are easily accessible by telephone or mail. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the President with a request to forward the same to the intended recipient. In the alternative, shareholders can send correspondence to the Board to the attention of the Board Chairman, William C. Marsh, or to the attention of the Chairman of the Audit Committee, Mark A. Freemer, in care of the Corporation at the Corporation’s address. All such communications will be forwarded unopened.

OTHER MATTERS

The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the Notice of Meeting, but if any matters are properly presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment.

ADDITIONAL INFORMATION

Upon written request, a copy of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019 may be obtained, without charge from Jennifer A. Poulsen, Secretary, Emclaire Financial Corp, 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373. In addition, the Corporation files reports with the SEC. Free copies can be obtained from the SEC website at www.sec.gov or on the Corporation’s website at www.emclairefinancial.com.

ANNUAL MEETING OF SHAREHOLDERS OF

EMCLAIRE FINANCIAL CORP

April 22, 2020

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The proxy materials for the 2020 Annual Meeting of Shareholders, including the Proxy Statement and 2019 Annual Report, are available in the Financial Information section on our website at www.emclairefinancial.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20430000000000001000 7 042220

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE LISTED NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of four Directors for three-year terms to expire in 2023.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ James M. Crooks
- ○ Robert W. Freeman
- ○ Robert L. Hunter
- ○ John B. Mason

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR CROWE LLP, CERTIFIED PUBLIC ACCOUNTANTS, AS THE CORPORATION'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020 AND OTHERWISE AT THE DISCRETION OF THE PROXIES, INCLUDING OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING. The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated March 20, 2020 and an Annual Report to Shareholders.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

EMCLAIRE FINANCIAL CORP

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints the Board of Directors of Emclaire Financial Corp (the "Corporation"), or its designee, proxy of the undersigned, with full power of substitution, to vote all of the shares of the Corporation that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on Wednesday, April 22, 2020, at The Farmers National Bank of Emlenton, 612 Main Street, Emlenton, PA 16373, at 9:00 a.m., local time, and at any adjournment or postponement thereof as follows:

(Continued and to be signed on the reverse side.)

1.1 14475

ANNUAL MEETING OF SHAREHOLDERS OF

EMCLAIRE FINANCIAL CORP

April 22, 2020

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The proxy materials for the 2020 Annual Meeting of Shareholders, including the Proxy Statement and 2019 Annual Report, are available in the Financial Information section on our website at www.emclairefinancial.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.

20430000000000001000 7 042220

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE LISTED NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of four Directors for three-year terms to expire in 2023.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ James M. Crooks
- ○ Robert W. Freeman
- ○ Robert L. Hunter
- ○ John B. Mason

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR CROWE LLP, CERTIFIED PUBLIC ACCOUNTANTS, AS THE CORPORATION'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020 AND OTHERWISE AT THE DISCRETION OF THE PROXIES, INCLUDING OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING. The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated March 20, 2020 and an Annual Report to Shareholders.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.